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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 15, 2001


                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2001-D
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

         United States               333-44924                  88-0359494
 (State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)            File Number)            Identification No.)

        c/o AmeriCredit Financial
             Services, Inc.
    Attention: Chris A. Choate, Esq.
      801 Cherry Street, Suite 3900
            Fort Worth, Texas                                      76102
------------------------------------------                  --------------------
          (Address of Principal                                  (Zip Code)
           Executive Offices)


        Registrant's telephone number, including area code (817) 302-7000


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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         Item 5.  OTHER EVENTS

                  In connection with the offering of AmeriCredit Automobile Receivables Trust 2001-D Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.
                  -----------------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1.  Related Computational Materials (as defined in
              Item 5 above).


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICREDIT AUTOMOBILE
                              RECEIVABLES TRUST 2001-D

                              By: AmeriCredit Financial Services, Inc., as Servicer


                                     By: /s/ CHRIS A. CHOATE
                                        ----------------------------------------
                                          Name:    Chris A. Choate
                                          Title:   Senior Vice President,
                                                   Secretary and General Counsel


Dated: October 16, 2001


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1 Related Computational Materials (as defined in Item 5 above) distributed by J.P. Morgan Securities Inc., Deutsche Banc Alex. Brown Inc., Banc of America Securities LLC, Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.


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